                               MONTHLY STATEMENT

                        AT&T UNIVERSAL CARD MASTER TRUST
                                 SERIES 1996-1

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among AT&T Universal Card Services Corp. ("UCS") as Servicer, AT&T Universal Funding Corp. ("Funding"), as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-1 Supplement dated as of 04/30/96 (the "Supplement") among UCS, Funding and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-1 Certificateholders and the performance of the AT&T Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 9/17/96 , and with respect to the performance of the Trust during the month of 8/1/96-8/31/96 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding distribution in
     respect of the Class A Certificates
     per $1,000 original certificate
     principal amount.

     (1)        The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                                                                                  $0.00000000
                                                                                                                   -----------

     (2)        The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                                                                                  $0.00000000
                                                                                                                   -----------

     (3)        The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                                                                                        $0.00
                                                                                                                         -----

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
     (1)        The amount of Class A Investor
     Charge Offs                                                                                                         $0.00
                                                                                                                         -----
     (2)        The amount of Class A Investors
     Charge Offs set forth in paragraph 1
     above, per $1,000 original certificate
     principal amount                                                                                                    $0.00
                                                                                                                         -----
     (3)        The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                                                                                $0.00
                                                                                                                         -----
     (4)        The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                                                                        $0.00
                                                                                                                         -----
     (5)        The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class
     A Invested Amount after giving effect
     to all transactions on such
     Distribution Date                                                                                                   $0.00
                                                                                                                         -----

 C)  Information regarding distributions in
     respect of the Class B Certificates,
     per $1,000 original certificate
     principal amount
     (1)        The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                                                                                  $0.00000000
                                                                                                                   -----------
     (2)        The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                                                                                  $0.00000000
                                                                                                                   -----------
     (3)        The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                                                                        $0.00
                                                                                                                         -----

 D)  Amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Class B Invested Amount
     (1)        The amount of reductions in Class
     B Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Class B Invested Amount                                                                                             $0.00
                                                                                                                         -----

     (2)        The amount of reductions in
     the Class B Invested Amount set forth
     in paragraph 1 above, per $1,000
     original certificate principal amount                                                                               $0.00
                                                                                                                         -----
     (3)        The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                                                                             $0.00
                                                                                                                         -----
     (4)        The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                                                                        $0.00
                                                                                                                         -----
     (5)        The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class
     B Invested Amount after giving effect
     to all transactions on such
     Distribution Date                                                                                                   $0.00
                                                                                                                         -----

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
     (1)        The amount distributed to the
     Collateral Interest Holder in respect
     of interest on the Collateral Invested
     Amount                                                                                                        $314,780.73
                                                                                                                   -----------
     (2)        The amount distributed to the
     Collateral Interest Holder in respect
     of principal on the Collateral
     Invested Amount                                                                                                     $0.00
                                                                                                                         -----

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of
     Collateral Invested Amount
     (1)        The amount of reductions in the
     Collateral Invested Amount pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                                                                              $0.00
                                                                                                                         -----
     (2)        The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                                                                          $0.00
                                                                                                                         -----

                AT&T UNIVERSAL CARD SERVICES CORP.,
                   Servicer

                By \s\Tom Donahue
                     Name:   Tom Donahue
                     Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal Receivables:                                                                $8,084,620,833.65
                                                                                                             -----------------
Beginning of the Month Finance Charge Receivables:                                                              $76,574,000.58
                                                                                                                --------------
Beginning of the Month Discounted Receivables:                                                                           $0.00
                                                                                                                         -----
Beginning of the Month Premium Receivables:                                                                              $0.00
                                                                                                                         -----
Beginning of the Month Total Receivables:                                                                    $8,161,194,834.23
                                                                                                             -----------------


Removed Principal Recievables:                                                                                           $0.00
                                                                                                                         -----
Removed Finance Charge Receivables:                                                                                      $0.00
                                                                                                                         -----
Removed Total Receivables:                                                                                               $0.00
                                                                                                                         -----


Additional Principal Receivables:                                                                                        $0.00
                                                                                                                         -----
Additional Finance Charge Receivables:                                                                                   $0.00
                                                                                                                         -----
Additional Total Receivables:                                                                                            $0.00
                                                                                                                         -----


Discounted Receivables Generated this Period:                                                                            $0.00
                                                                                                                         -----
Premium Receivables Generated this Period:                                                                               $0.00
                                                                                                                         -----
End of the Month Principal Receivables:                                                                      $8,207,327,082.05
                                                                                                             -----------------
End of the Month Finance Charge Receivables:                                                                    $88,747,065.09
                                                                                                                --------------
End of the Month Discounted Receivables:                                                                                 $0.00
                                                                                                                         -----
End of the Month Premium Receivables:                                                                                    $0.00
                                                                                                                         -----
End of the Month Total Receivables:                                                                          $8,296,074,147.14
                                                                                                             -----------------


Special Funding Account Balance                                                                                          $0.00
                                                                                                                         -----
Aggregate Invested Amount (all Master Trust Series)                                                          $5,500,000,000.00
                                                                                                             -----------------

End of the Month Transferor Amount                                                                             $492,241,287.65
                                                                                                               ---------------


DELINQUENCIES AND LOSSES ---
                                                                                                          RECEIVABLES
End of the Month Delinquencies:
   30-60 Days Delinquent                                                                                        $84,630,850.57
                                                                                                                --------------
   61-90 Days Delinquent                                                                                        $57,821,306.03
                                                                                                                --------------
   90+ Days Delinquent                                                                                         $114,195,172.28
                                                                                                               ---------------

   Total 30+ Days Delinquent                                                                                   $256,647,328.88
                                                                                                               ---------------

Defaulted Accounts During the Month                                                                             $41,263,144.38
                                                                                                                --------------

INVESTED AMOUNTS ---

Class A Initial Invested Amount                                                     $850,000,000
                                                                                    ------------
Class B Initial Invested Amount                                                      $80,000,000
                                                                                     -----------
Collateral Initial Invested Amount                                                   $70,000,000
                                                                                     -----------
INITIAL INVESTED AMOUNT                                                                                         $1,000,000,000
                                                                                                                --------------

Class A Invested Amount                                                          $850,000,000.00
                                                                                 ---------------
Class B Invested Amount                                                           $80,000,000.00
                                                                                  --------------
Collateral Invested Amount                                                        $70,000,000.00
                                                                                  --------------
INVESTED AMOUNT                                                                                                 $1,000,000,000
                                                                                                                --------------


Class A Adjusted Invested Amount                                                 $850,000,000.00
                                                                                 ---------------
Class B Adjusted Invested Amount                                                  $80,000,000.00
                                                                                  --------------
Collateral Invested Amount                                                        $70,000,000.00
                                                                                  --------------
ADJUSTED INVESTED AMOUNT                                                                                        $1,000,000,000
                                                                                                                --------------


MONTHLY SERVICING FEE                                                                                            $1,666,666.67
                                                                                                                 -------------


INVESTOR DEFAULT AMOUNT                                                                                          $5,103,905.95
                                                                                                                 -------------


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                                                                         5.72%
                                                                                                                         -----
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                                                                     $53,264,982.50
                                                                                                                --------------
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                                                                      $0.00
                                                                                                                         -----
GROUP 1 INVESTOR DEFAULT AMOUNT                                                                                 $19,139,647.31
                                                                                                                --------------
GROUP 1 INVESTOR MONTHLY FEES                                                                                    $6,250,000.00
                                                                                                                 -------------
GROUP 1 INVESTOR MONTHLY INTEREST                                                                               $17,291,290.74
                                                                                                                --------------


SERIES 1996-1 INFORMATION
SERIES 1996-1 ALLOCATION PERCENTAGE                                                                                     18.18%
                                                                                                                        ------
SERIES 1996-1 ALLOCABLE FINANCE CHARGE                                                                          $19,963,691.36
                                                                                                                --------------
COLLECTIONS
SERIES 1996-1 ADDITIONAL AMOUNTS                                                                                         $0.00
                                                                                                                         -----
SERIES 1996-1 ALLOCABLE DEFAULTED AMOUNT                                                                         $7,502,389.89
                                                                                                                 -------------
SERIES 1996-1 MONTHLY FEES                                                                                       $1,250,000.00
                                                                                                                 -------------
SERIES 1996-1 ALLOCABLE PRINCIPAL COLLECTIONS                                                                  $254,092,050.03
                                                                                                               ---------------
SERIES 1996-1 REQUIRED TRANSFEROR AMOUNT                                                                        $70,000,000.00
                                                                                                                --------------
FLOATING ALLOCATION PERCENTAGE                                                                                          68.03%
                                                                                                                        ------

INVESTOR FINANCE CHARGE COLLECTIONS                                                                             $13,581,379.36
                                                                                                                --------------
INVESTOR DEFAULT AMOUNT                                                                                          $5,103,905.95
                                                                                                                 -------------
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS                                                                 $14,276,863.21
                                                                                                                --------------
PRINCIPAL ALLOCATIONS PERCENTAGE                                                                                        68.03%
                                                                                                                        ------
AVAILABLE PRINCIPAL COLLECTIONS                                                                                $172,859,841.41
                                                                                                               ---------------


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                                                                             85.00%
                                                                                                                        ------

    Class A Floating Percentage of Reallocated                                    $12,139,676.67
                                                                                  --------------
    Investor Finance Charge Collections
    Other Amounts                                                                          $0.00
                                                                                           -----
TOTAL CLASS A AVAILABLE FUNDS                                                                                   $12,139,676.67
                                                                                                                --------------

   Class A Monthly Interest                                                        $3,971,922.97
                                                                                   -------------
   Class A Servicing Fee (if applicable)                                                   $0.00
                                                                                           -----
   Class A Investor Default Amount                                                 $4,338,320.06
                                                                                   -------------
TOTAL CLASS A EXCESS SPREAD                                                                                      $3,829,433.64
                                                                                                                 -------------

CLASS A REQUIRED AMOUNT                                                                                                  $0.00
                                                                                                                         -----

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                                                                              8.00%
                                                                                                                         -----

CLASS B AVAILABLE FUNDS                                                                                          $1,142,149.06
                                                                                                                 -------------

   Class B Monthly Interest                                                          $382,528.04
                                                                                     -----------
   Class B Servicing Fee (if applicable)                                                   $0.00
                                                                                           -----
TOTAL CLASS B EXCESS SPREAD                                                                                        $759,621.01
                                                                                                                   -----------

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                                                                           7.00%
                                                                                                                         -----

COLLATERAL AVAILABLE FUNDS                                                                                         $999,380.42
                                                                                                                   -----------
   Collateral Interest Servicing Fee (if  applicable)                                                                    $0.00
                                                                                                                         -----
TOTAL COLLATERAL EXCESS SPREAD                                                                                     $999,380.42
                                                                                                                   -----------

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                                                                              $5,588,435.07
                                                                                                                 -------------

Excess Spread Applied to Class A Required Amount                                                                         $0.00
                                                                                                                         -----
Excess Spread Applied to Class A Investor Charge                                                                         $0.00
Offs                                                                                                                     -----

Excess Spread Applied to Class B Required Amount                                                                   $408,312.48
                                                                                                                   -----------
Excess Spread Applied to Reductions of Class B                                                                           $0.00
                                                                                                                         -----
Invested Amount pursuant to clauses (c), (d) and (e)

Excess Spread Applied to Collateral Monthly                                                                        $314,780.73
Interest                                                                                                           -----------
Excess Spread Applied to Unpaid Monthly                                                                          $1,666,666.67
Servicing Fee                                                                                                    -------------
Excess Spread Applied Collateral Default Amount                                                                    $357,273.42
                                                                                                                   -----------
Excess Spread Applied to Reductions of                                                                                   $0.00
                                                                                                                         -----
Collateral Invested Amount Pursuant to Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                                                                                 $0.00
                                                                                                                         -----
Excess Spread Applied to Other Amounts Owed to                                                                           $0.00
                                                                                                                         -----
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                                                                               $2,841,401.78
                                                                                                                 -------------

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE COLLECTIONS                                                                        $15,513,919.75
 FOR ALL ALLOCATION SERIES                                                                                      --------------


SERIES 1996-1 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                                                                        $0.00
ALLOCATED TO SERIES 1996-1                                                                                               -----


Excess Finance Charge Collections Applied to                                                                             $0.00
Class A Required Amount                                                                                                  -----

Excess Finance Charge Collections Applied to                                                                             $0.00
Class A Investor Charge Offs                                                                                             -----

Excess Finance Charge Collections Applied to                                                                             $0.00
Class B Required Amount                                                                                                  -----

Excess Finance Charge Collections Applied to                                                                             $0.00
                                                                                                                         -----
Reductions of Class B Invested Amount Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections Applied to                                                                             $0.00
                                                                                                                         -----
Collateral Monthly Interest
Excess Finance Charge Collections Applied to                                                                             $0.00
                                                                                                                         -----
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections Applied to                                                                             $0.00
                                                                                                                         -----
Collateral Default Amount

Excess Finance Charge Collections Applied to                                                                             $0.00
Reductions of Collateral Invested Amount                                                                                 -----
Pursuant to Clauses (c), (d) and (e)

Excess Finance Charge Collections Applied to                                                                             $0.00
Reserve Account                                                                                                          -----

Excess Finance Charge Collections Applied to                                                                             $0.00
Other Amounts Owed to Collateral Interest Holder                                                                         -----


YIELD AND BASE RATE---

Base Rate (Current Month)                                                                  7.60%
                                                                                           -----
Base Rate (Prior Month)                                                                    8.39%
                                                                                           -----
Base Rate (Two Months Ago)                                                                 7.64%
                                                                                           -----
THREE MONTH AVERAGE BASE RATE                                                                                            7.88%
                                                                                                                         -----

Series Adjust Portfolio Yield (Current Month)                                             11.01%
                                                                                          ------
Series Adjusted Portfolio Yield (Prior Month)                                             11.34%
                                                                                          ------
Series Adjusted Portfolio Yield (Two Months Ago)                                           9.05%
                                                                                           -----
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                                                                           10.47%
YIELD                                                                                                                   ------


PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                                                                            85.00%
                                                                                                                        ------

   Class A Principal Collections                                                 $146,930,865.20
                                                                                 ---------------

CLASS B PRINCIPAL PERCENTAGE                                                                                             8.00%
                                                                                                                         -----

   Class B Principal Collections                                                  $13,828,787.31
                                                                                  --------------

COLLATERAL PRINCIPAL PERCENTAGE                                                                                          7.00%
                                                                                                                         -----
   Collateral Principal Collections                                               $12,100,188.90
                                                                                  --------------

AVAILABLE PRINCIPAL COLLECTIONS                                                  $172,859,841.41
                                                                                 ---------------

REALLOCATED PRINCIPAL COLLECTIONS                                                                                        $0.00
                                                                                                                         -----

SERIES 1996-1 PRINCIPAL SHORTFALL                                                                                        $0.00
                                                                                                                         -----

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                                                        $0.00
PRINCIPAL SHARING SERIES                                                                                                 -----


ACCUMULATION ---

Controlled Accumulation Amount                                                             $0.00
                                                                                           -----
Deficit Controlled Accumulation Amount                                                     $0.00
                                                                                           -----
CONTROLLED DEPOSIT AMOUNT                                                                                                $0.00
                                                                                                                         -----

PRINCIPAL FUNDING ACCOUNT BALANCE                                                                                        $0.00
                                                                                                                         -----

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                                                                $177,963,747.36
PRINCIPAL SHARING SERIES                                                                                       ---------------


INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                                                             $0.00
                                                                                                                         -----
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                                                                       $0.00
BY PRINCIPAL PAYMENTS)                                                                                                   -----
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                                                                          $0.00
THAN BY PRINCIPAL PAYMENTS)                                                                                              -----
PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                                                  $0.00
                                                                                                                         -----
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                                                                              $0.00
                                                                                                                         -----
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                                                                           $0.00
                                                                                                                         -----
REIMBURSED


                AT&T UNIVERSAL CARD SERVICES CORP.,
                as Servicer


                By: \s\Tom Donahue
                       Name:   Tom Donahue
                       Title:  Servicing Officer